                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 2, 2005
                                                  --------------


                             ABERCROMBIE & FITCH CO.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Delaware                        1-12107                31-1469076
       --------------                  ------------             -------------
(State or other jurisdiction           (Commission              (IRS Employer
      of incorporation)                File Number)          Identification No.)

                     6301 Fitch Path, New Albany, Ohio 43054
            --------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 283-6500
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                        ---------------------------------
                         (Former name or former address,
                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.
------------------------------------

         On June 2, 2005, Abercrombie & Fitch Co. (the "Registrant") issued a news release reporting net sales and comparable store sales information for the four-week period ended May 28, 2005 and net sales and comparable store sales information for the fiscal year-to-date. A copy of the June 2, 2005 news release is furnished as Exhibit 99 and is incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.
---------------------------------------------

          (c)     Exhibits:
                  --------

                  The following exhibit is furnished with this Current Report on Form 8-K:

                  Exhibit No.   Description
                  -----------   -----------
                       99       News Release Issued by Abercrombie & Fitch Co.
                                on June 2, 2005


         The information in this Current Report on Form 8-K, including Exhibit 99 furnished herewith, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, unless the Registrant specifically states that it is to be so incorporated by reference.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ABERCROMBIE & FITCH CO.


Dated:  June 3, 2005                          By: /s/ Robert S. Singer
                                                  -------------------------
                                                  Robert S. Singer
                                                  President and Chief Operating
                                                  Officer

                                INDEX TO EXHIBITS

  Exhibit No.         Description
  -----------         -----------
     99               News Release Issued by Abercrombie & Fitch Co.
                      on June 2, 2005